UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 2485

John Hancock Current Interest
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone, Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Money Market Fund
Semiannual report 9/30/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become decidedly less robust by the end of September. China's economy, a key driver of global demand, was slowing, Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more is done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed out further into the future.

In the absence of pronounced market dislocations, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an effort to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Money Market Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
6	Your expenses
8	Fund's investments
10	Financial statements
14	Financial highlights
17	Notes to financial statements
22	Continuation of investment advisory and subadvisory agreements
28	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital.

MATURITY COMPOSITION AS OF 9/30/14 (%)

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Yield remained steady

The fund's yield rose slightly and its weighted average maturity was reduced.

Money market environment still difficult

Demand continues to outpace supply, making it difficult to find high-quality investments.

Interest rates anchored

The U.S. Federal Reserve is not likely to move interest rates before further improvement in the labor markets or signs of rising inflation.

PORTFOLIO COMPOSITION AS OF 9/30/14 (%)

A note about risks

On July 23, 2014, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules and forms related to money market funds that will affect the manner in which the fund and other money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. As of the date of this report, the fund has not undertaken to make any changes in its structure or operations in connection with the rule amendments. The precise nature of the effect that such amendments will have on the fund's structure and operations has not yet been determined.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management

 Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

This continues to be a hard market for money market funds. How did the fund perform during the last six months?

On September 30, 2014, the fund's 7-day effective yield was 0.01%. During the six months ended September 30, 2014, we were able to achieve a positive yield while also reducing some interest rate risk by shortening the fund's weighted average maturity days from 55 (as of March 31, 2014) to 47 (as of September 30, 2014). Shortening the fund's maturity during the six-month period was mainly due to the lack of incentive to extend on the flat money-market yield curve. It should also be noted that overnight reverse repurchase agreement (ON RRP) facility testing and development undertaken by the U.S. Federal Reserve (Fed) has ultimately established a floor on money market rates, effectively keeping overnight rates at or above the ON RRP rate.

Where have you found good investment opportunities?

Our exposure to the financial sector provided benefit, most notably our holdings in foreign banks. Some examples of specific investments that performed well for us include our exposure to Credit Suisse—namely corporate bonds issued by Credit Suisse USA, Inc. and floating rate CDs issued by Credit Suisse New York—and longer-dated commercial paper issued by Electricite De France SA. Our increased holdings in floating rate products has allowed us to pick up some incremental yield along the curve but also keep interest-rate risk low with the regular resets.

What particular factors continue to hinder you?

There's a lot that we are fighting against these days in the money market environment, mainly low supply and historically low rates. Low supply in this market is largely a function of two influences: historically low interest rates and regulations. Not only are issuers more inclined to extend their debt in this ultra-low rate environment, but new banking regulations, like the Basel III liquidity coverage ratio, are also making it more expensive for financial institutions to issue short paper, specifically 30 days and less. As dealer and bank balance sheets have contracted, demand continues to outpace supply and the money market yield curve remains relatively flat. This environment remains very difficult for fund managers, especially given its limited supply of high-quality investments.

How has the Fed's gradual tapering affected the fund's positioning?

With the tapering program expected to finish before the end of 2014, market participants are looking to the Fed to start normalizing short-term interest rates. We are concentrating on how we want to be positioned when the Fed starts to raise interest rates.

We will continue to scrutinize future Federal Open Market Committee meeting statements and economic and labor market data to best assess when the first hike will take place. For most of the last six months, the Fed funds futures market was pricing in the first rate hike late third quarter to early fourth quarter 2015. With the recent market volatility in early October, this has been pushed out until late fourth quarter. As we get closer to that point, we will look to shorten the weighted average maturity of the fund and look to add more floating-rate investments to ensure the fund is well positioned for a rising rate environment.

Has quantitative easing (QE) affected maturity lengths and credit quality available?

As noted earlier, the supply of high-quality money market investment options has declined due to two main reasons: new regulations and the current interest-rate environment. The Fed's accomodative monetary policies have kept interest rates low and incentivized companies to extend their debt, hence the decline in front-end corporate supply. With the end of QE approaching—although we do believe rates will remain low for some time—they will eventually rise. As we approach the rising interest-rate environment, demand for floating-rate investments should increase.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,000.00	$0.95	0.19%
Class B	1,000.00	1,000.00	0.95	0.19%
Class C	1,000.00	1,000.00	0.95	0.19%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2014, with the same investment held until September 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2014	Ending value on 9-30-2014	Expenses paid during period ended 9-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,024.10	$0.96	0.19%
Class B	1,000.00	1,024.10	0.96	0.19%
Class C	1,000.00	1,024.10	0.96	0.19%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund's investments

As of 9-30-14 (Unaudited)
	Maturity Date	Yield* (%)	Par value	Value
Commercial Paper 67.5%				$252,972,946
(Cost $252,972,946)
Bank of Tokyo-Mitsubishi UFJ, Ltd.	10/01/14	0.130	18,000,000	18,000,000
BASF SE	10/01/14	0.030	6,000,000	6,000,000
BNP Paribas Finance, Inc.	11/10/14 to 03/09/15	0.180 to 0.300	18,000,000	17,987,991
CAFCO LLC	02/02/15	0.240	5,000,000	4,995,867
Caisse Centrale Desjardins	10/27/14	0.195	12,000,000	11,998,306
Cargill Global Funding PLC	10/01/14 to 10/06/14	0.050 to 0.060	18,000,000	17,999,917
Chariot Funding LLC	04/24/15	0.270	5,000,000	4,992,313
Credit Suisse New York	10/01/14	0.330	2,140,000	2,140,000
Deutsche Bank Financial LLC	10/27/14	0.370	4,500,000	4,498,798
Electricite de France SA	10/03/14 to 01/06/15	0.180 to 0.550	18,000,000	17,986,736
Eli Lilly & Company	10/07/14	0.040	18,000,000	17,999,880
Essilor International SA	12/15/14	0.300	2,500,000	2,498,438
GlaxoSmithKline Finance PLC	10/06/14	0.060	10,000,000	9,999,917
Govco LLC	10/27/14 to 12/17/14	0.180	6,300,000	6,297,906
Henkel of America, Inc.	10/01/14	0.080	12,000,000	12,000,000
IBM Corp.	10/01/14	0.030 to 0.050	18,400,000	18,400,000
Illinois Tool Works, Inc.	10/01/14	0.070	5,000,000	5,000,000
John Deere Canada ULC	10/02/14	0.060	15,000,000	14,999,975
Jupiter Securitization Company LLC	11/26/14 to 12/17/14	0.260 to 0.280	10,000,000	9,995,283
Old Line Funding LLC	11/24/14	0.220	5,000,000	4,998,350
Reckitt Benckiser Treasury Services PLC	02/06/15 to 03/09/15	0.250 to 0.320	5,700,000	5,692,836
Swedbank AB	01/27/15	0.245	5,000,000	4,995,985
Telstra Corp., Ltd.	03/23/15	0.230	5,000,000	4,994,474
Unilever Capital Corp.	10/02/14	0.050	18,500,000	18,499,974
Wal-Mart Stores, Inc.	10/01/14	0.040	10,000,000	10,000,000
Corporate Interest-Bearing Obligations 26.4%				$99,104,521
(Cost $99,104,521)
American Honda Finance Corp. (P)	12/05/14 to 06/04/15	0.233 to 0.235	10,000,000	10,000,000
American Honda Finance Corp. (S)	02/27/15	1.450	7,500,000	7,536,654
Commonwealth Bank of Australia (P)(S)	01/29/15	0.514	5,000,000	5,005,278
Commonwealth Bank of Australia (S)	03/19/15	3.500	4,000,000	4,058,482
Credit Suisse USA, Inc.	01/15/15	4.875	9,294,000	9,414,182
General Electric Capital Corp. (P)	10/06/15	0.422	3,740,000	3,745,925
National Rural Utilities Cooperative Finance Corp. (P)	05/01/15	0.282	8,000,000	8,000,200
Old Line Funding LLC (P)(S)	01/06/15 to 02/02/15	0.186 to 0.187	6,000,000	6,000,000

8SEE NOTES TO FINANCIAL STATEMENTS

	Maturity Date	Yield* (%)	Par value	Value
PNC Bank NA	01/22/15 to 02/24/15	0.290 to 0.310	7,000,000	$7,000,000
Toyota Motor Credit Corp. (P)	08/26/15	0.235	18,000,000	18,000,000
UBS AG	01/15/15	3.875	5,857,000	5,916,431
Wells Fargo & Company (P)	06/26/15	1.155	9,580,000	9,640,433
Wells Fargo & Company	10/01/14	3.750	1,430,000	1,430,000
Wells Fargo Bank NA (P)	07/20/15	0.514	3,350,000	3,356,936
U.S. Government Agency Obligations 1.2%				$4,499,969
(Cost $4,499,969)
Federal Farm Credit Bank (P)	02/19/15 to 02/23/15	0.130 to 0.240	4,500,000	4,499,969
Certificate of Deposit 6.2%				$23,260,310
(Cost $23,260,310)
Bank of Nova Scotia (P)	03/06/15	0.500	4,750,000	4,755,763
Credit Suisse New York (P)	01/15/15 to 01/23/15	0.634 to 0.636	6,000,000	6,004,306
JPMorgan Chase & Company	01/07/15	0.380	6,000,000	6,000,000
Rabobank USA Financial Corp. (P)	12/23/14	0.283	2,500,000	2,500,241
Wells Fargo Bank NA (P)	03/06/15	0.233	4,000,000	4,000,000
			Par value	Value
Repurchase Agreement 0.3%				$900,000
(Cost $900,000)
Repurchase Agreement with State Street Corp. dated 9-30-14 at 0.000% to be repurchased at $900,000 on 10-1-14, collateralized by $930,000 U.S. Treasury Notes, 1.250% due 11-30-18 (valued at $919,538, including interest)			900,000	900,000
Total investments (Cost $380,737,746)† 101.6%				$380,737,746
Other assets and liabilities, net (1.6%)				($5,876,416)
Total net assets 100.0%				$374,861,330

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund. Maturity date represents the final legal maturity date on the security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 9-30-14, the aggregate cost of investment securities for federal income tax purposes was $380,737,746.

SEE NOTES TO FINANCIAL STATEMENTS9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-14 (unaudited)

Assets
Investments, at value (Cost $380,737,746)	$380,737,746
Cash	76,754
Receivable for fund shares sold	4,915,947
Interest receivable	246,142
Receivable from affiliates	21,771
Other receivables and prepaid expenses	52,054
Total assets	386,050,414
Liabilities
Payable for investments purchased	9,999,917
Payable for fund shares repurchased	1,027,529
Payable to affiliates
Accounting and legal services fees	17,610
Transfer agent fees	79,857
Distribution and service fees	14,422
Trustees' fees	1,158
Other liabilities and accrued expenses	48,591
Total liabilities	11,189,084
Net assets	$374,861,330
Net assets consist of
Paid-in capital	$374,863,162
Undistributed net investment income	650
Accumulated net realized gain (loss) on investments	(2,482)
Net assets	$374,861,330

10SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($348,479,180 ÷ 348,480,816 shares)	$1.00
Class B ($9,053,727 ÷ 9,053,797 shares)[1]	$1.00
Class C ($17,328,423 ÷ 17,328,552 shares)[1]	$1.00

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS11

STATEMENT OF OPERATIONS  For the six months ended 9-30-14 (unaudited)

Investment income
Interest	$354,565
Total investment income	354,565
Expenses
Investment management fees	931,321
Distribution and service fees	569,651
Accounting and legal services fees	35,390
Transfer agent fees	238,685
Trustees' fees	1,064
State registration fees	66,825
Printing and postage	15,844
Professional fees	22,500
Custodian fees	22,292
Registration and filing fees	13,070
Other	9,786
Total expenses	1,926,428
Less expense reductions	(1,581,172)
Net expenses	345,256
Net investment income	9,309
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	-
Increase in net assets from operations	$9,309

12SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-14	Year ended
	(unaudited)	3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$9,309	—
Net realized gain (loss)	—	($2,482)
Increase (decrease) in net assets resulting from operations	9,309	(2,482)
Distributions to shareholders
From net investment income
Class A	(8,013)	—
Class B	(217)	—
Class C	(429)	—
Total distributions	(8,659)	—
From fund share transactions	(2,002,469)	12,351,039
Total increase (decrease)	(2,001,819)	12,348,557
Net assets
Beginning of period	376,863,149	364,514,592
End of period	$374,861,330	$376,863,149
Undistributed net investment income	$650	—

SEE NOTES TO FINANCIAL STATEMENTS13

Financial highlights

The Financial highlights show how the fund's net asset value for a share has changed during the period.

Class A Shares Period ended	9-30-14	[1]	3-31-14		3-31-13		3-31-12		3-31-11		3-31-10
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income2	—	[3]	—		—		—		—		—	[3]
Net realized and unrealized gain on investments	—		—		—		—		—	[3]	—
Total from investment operations	—	[3]	—		—		—		—	[3]	—	[3]
From net investment income	—	[3]	—		—		—		—		—	[3]
From net realized gain	—		—		—		—		—	[3]	—
Total distributions	—	[3]	—		—		—		—	[3]	—	[3]
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4]	0.00	[5,6,8]	0.00	[5]	0.00	[5]	0.00	[5]	0.01	[5]	0.01	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$348		$348		$335		$401		$381		$360
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	[7]	0.99		1.04		1.04		1.04		1.16
Expenses including reductions	0.19	[5,7]	0.24	[5]	0.36	[5]	0.32	[5]	0.30	[5]	0.59	[5]
Expenses including reductions and credits	0.19	[5,7]	0.24	[5]	0.36	[5]	0.32	[5]	0.30	[5]	0.58	[5]
Net investment income	0.01	[5,7]	—	[5]	—	[5]	—	[5]	—	[5]	0.01	[5]

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.0005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Includes the impact of waivers and/ or reimbursements in order to avoid a negative yield. See Note 4.
6	Not annualized.
7	Annualized.
8	Less than 0.005%.

14SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	9-30-14	[1]	3-31-14		3-31-13		3-31-12		3-31-11		3-31-10
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income2	—	[3]	—		—		—		—		—
Net realized and unrealized gain on investments	—		—		—		—		—	[3]	—
Total from investment operations	—	[3]	—		—		—		—	[3]	—
Less distributions
From net investment income	—	[3]	—		—		—		—		—
From net realized gain	—		—		—		—		—	[3]	—
Total distributions	—	[3]	—		—		—		—	[3]	—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4,5]	0.00	[6,7,9]	0.00	[6]	0.00	[6]	0.00	[6]	0.01	[6]	0.00	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$11		$13		$17		$19		$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	[8]	1.74		1.79		1.79		1.78		1.92
Expenses including reductions	0.19	[6,8]	0.24	[6]	0.36	[6]	0.31	[6]	0.30	[6]	0.63	[6]
Expenses including reductions and credits	0.19	[6,8]	0.24	[6]	0.36	[6]	0.31	[6]	0.30	[6]	0.62	[6]
Net investment income	—	[6,8,9]	—	[6]	—	[6]	—	[6]	—	[6]	—	[6]

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.0005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Includes the impact of waivers and/ or reimbursements in order to avoid a negative yield. See Note 4.
7	Not annualized.
8	Annualized.
9	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS15

Class C Shares Period ended	9-30-14	[1]	3-31-14		3-31-13		3-31-12		3-31-11		3-31-10
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income2	—	[3]	—		—		—		—		—	[3]
Net realized and unrealized gain on investments	—		—		—		—		—	[3]	—
Total from investment operations	—	[3]	—		—		—		—	[3]	—	[3]
From net investment income	—	[3]	—		—		—		—		—	[3]
From net realized gain	—		—		—		—		—	[3]	—
Total distributions	—	[3]	—		—		—		—	[3]	—	[3]
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)[4,5]	0.00	[6,7,9]	0.00	[6]	0.00	[6]	0.00	[6]	0.01	[6]	0.01	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$18		$17		$23		$19		$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	[8]	1.74		1.79		1.79		1.78		1.93
Expenses including reductions	0.19	[6,8]	0.24	[6]	0.36	[6]	0.32	[6]	0.30	[6]	0.61	[6]
Expenses including reductions and credits	0.19	[6,8]	0.24	[6]	0.36	[6]	0.32	[6]	0.30	[6]	0.60	[6]
Net investment income	0.01	[6,8]	—	[6]	—	[6]	—	[6]	—	[6]	0.02	[6]

1	Six months ended 9-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.0005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Includes the impact of waivers and/ or reimbursements in order to avoid a negative yield. See note 4.
7	Not annualized.
8	Annualized.
9	Less than 0.005%.

16SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Money Market Fund (the fund) is a series of John Hancock Current Interest (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1.00 share price. Although the fund seeks to maintain a stable $1.00 share price, the value of the fund's shares could go down in price, meaning that you can lose money by investing in the fund.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are generally offered to all investors; however, Class B and Class C shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Securities in the fund's portfolio are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund. The fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2014, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are recorded as of the date of purchase, sale or maturity. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended September 30, 2014 were $281. For the six months ended September 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2014, the fund has a short-term capital loss carryforward of $2,482 available to offset future net realized capital gains. This carryforward does not expire.

As of March 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends from net investment income daily, and pays monthly, as long as class income exceeds class expense on each day. Daily dividends were not paid through June 30, 2014. Effective July 1, 2014, accumulated net investment income of the classes became positive, and the fund commenced daily dividend distribution. Capital gain distributions, if any, are distributed at least annually.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at March 31, 2014.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.500% of the first $500 million of the fund's average daily net assets; (b) 0.425% of the next $250 million of the of the fund's average daily net assets; (c) 0.375% of the next $250 million of the of the fund's average daily net assets; (d) 0.350% of the next $500 million of the fund's average daily net assets; (e) 0.325% of the next $500 million of the of the fund's average daily net assets; (f) 0.300% of the next $500 million of the of the fund's average daily net assets; and (g) 0.275% of the fund's average daily net assets in excess of $2.50 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual rate of its management fee to 0.40% of the fund's average daily net assets until at least July 31, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. In addition, the Advisor and its affiliates have voluntarily agreed to waive a portion of their fees and/or reimburse certain expenses to the extent necessary to assist the fund in attempting to avoid a negative yield through June 30, 2014. There is no guarantee that the fund will avoid a negative yield. Effective July 1, 2014, the Advisor agreed to implement an additional waiver of expenses, necessary to yield 0.01%. Voluntary waivers and/or reimbursements may be amended or terminated at any time by the Advisor.

For the six months ended September 30, 2014, these expense reductions amounted to the following:

Class	Expense Reduction
Class A	$936,171
Class B	26,848
Class C	48,503
Total	$1,011,522

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2014 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

The Distributor has contractually agreed to waive the distribution fee on Class A shares, so that such fees will not exceed 0.15% of Class A shares' average daily net assets until at least July 31, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at that time. Reimbursements related to this contractual waiver amounted to $172,399 for the six months ended September 30, 2014. In addition, the Distributor has voluntarily agreed to waive distribution expenses on Class A, Class B and Class C shares amounting to $258,597, $49,365 and $89,289, respectively, for the six months ended September 30, 2014 in attempting to avoid a negative yield. There is no guarantee that the fund will avoid a negative yield. The voluntary waivers and/or reimbursements may be amended or terminated at any time by the Distributor.

Sales charges. Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2014, CDSCs received by the Distributor amounted to $21,681 and $4,123 for Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$430,997	$220,919	$61,851	$14,665
Class B	49,365	6,325	1,774	419
Class C	89,289	11,441	3,200	760
Total	$569,651	$238,685	$66,825	$15,844

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2014 and for the year ended March 31, 2014 were as follows:

		Six months ended 9-30-14		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	110,190,676	$110,190,676	325,745,316	$325,745,316
Distributions reinvested	7,852	7,852	—	—
Repurchased	(109,849,516)	(109,849,517)	(312,339,586)	(312,339,586)
Net increase	349,012	$349,011	13,405,730	$13,405,730
Class B shares
Sold	1,200,342	$1,200,342	7,605,603	$7,605,603
Distributions reinvested	205	205	—	—
Repurchased	(2,753,826)	(2,753,827)	(9,881,291)	(9,881,292)
Net decrease	(1,553,279)	($1,553,280)	(2,275,688)	($2,275,689)
Class C shares
Sold	4,771,098	$4,771,098	26,266,956	$26,266,957
Distributions reinvested	404	404	—	—
Repurchased	(5,569,701)	(5,569,702)	(25,045,959)	(25,045,959)
Net increase (decrease)	(798,199)	($798,200)	1,220,997	$1,220,998
Total net increase (decrease)	(2,002,466)	($2,002,469)	12,351,039	$12,351,039

Continuation of investment advisory and subadvisory agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Current Interest (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Money Market Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board took into account management's discussion of the factors that contributed to the fund's performance. The Board also noted the relatively small difference in performance relative to the peer group average. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses. The Board noted the contractual and voluntary fee waivers and expense reimbursements in effect which reduce certain expenses of the fund. The Board also noted that the Advisor agreed to implement an additional waiver of expenses, necessary to yield 0.1%, effective July 1, 2014. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Income Allocation

INCOME FUNDS (continued)

Investment Grade Bond

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield Fund

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202365	44SA 09/14 11/14

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)           There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Current Interest

By:	/s/ Andrew Arnott;
Andrew Arnott
President

Date: November 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: November 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: November 12, 2014